NUVEEN SMALL CAP GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 21, 2023

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2023

Gregory J. Ryan, CFA, Managing Director, has been named a portfolio manager of Nuveen Small Cap Growth Opportunities Fund. Jon A. Loth will continue to serve as portfolio manager for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FSCGOS-0323P